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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): July 31, 2002

                           MAGNA ENTERTAINMENT CORP.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


        000-30578                                      98-0208374
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 (Commission File Number)                  (I.R.S. Employer Identification No.)


          337 Magna Drive, Aurora, Ontario, Canada                L4G 7K1
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          (Address of Principal Executive Offices)              (Zip Code)


                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)


ITEM 5.      OTHER EVENTS

On July 31, 2002, the Registrant issued a press release in which it announced its unaudited financial results for the three month period ended June 30, 2002 and the deferral of any decision concerning the proposed major redevelopment of Gulfstream Park's facilities.

The full text of the press release issued by the Registrant is attached as
Exhibit 99 to this Current Report on Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             Exhibits

Exhibit 99   Copy of Registrant's press release dated July 31, 2002.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MAGNA ENTERTAINMENT CORP.
                                               (Registrant)


Date: August 6, 2002                       by: /s/ Gary M. Cohn
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                                               Gary M. Cohn, Secretary


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